                                                                   Exhibit 10.19
                                                                   -------------





                            SUBSCRIPTION AGREEMENT

TO:  Solitario Resources Corporation
     World Trade Centre
     1675 Broadway, Suite 2400
     Denver, Colorado
     80202-4633 U.S.A.

     (the "CORPORATION")

Dear Sirs:

SUBSCRIPTION
------------

          The undersigned hereby subscribes for 1,500,000 units (the "Units") of the Corporation, each Unit being comprised of one share ("Share") of common stock of the Corporation and one share purchase warrant ("Warrant") having the terms described in Schedule "A" hereto as is set forth below.

          THE UNDERSIGNED UNDERSTANDS THAT THE CORPORATION IS A COMPANY INCORPORATED UNDER THE LAWS OF THE STATE OF COLORADO AND THAT THE SHARES COMPRISING THE UNITS AND THE SHARES ("UNDERLYING SHARES") ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN AND WILL NOT BE QUALIFIED FOR SALE UNDER THE SECURITIES ACT (ONTARIO) AS AMENDED OR UNDER APPLICABLE SECURITIES LAWS IN ANY OTHER PROVINCE OR TERRITORY OF CANADA, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY ONLY BE TRANSFERRED UPON COMPLIANCE WITH APPLICABLE SECURITIES LAWS.

DELIVERY AND PAYMENT
--------------------

          Subject to acceptance by the Corporation of this agreement, delivery and payment of the Units shall be completed at the offices of the Corporation as set forth above on that date specified in Schedule "A" hereto (the "CLOSING TIME").

          The Corporation agrees that the certificates representing the Shares and the Warrants comprising the Units subscribed for by the undersigned will be available for delivery in Denver at the Closing Time against payment to the Corporation of the aggregate purchase price of such Units in Canadian funds by certified cheque, bank draft or such other manner of payment as may be acceptable to the Corporation.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
-----------------------------------------------

          The undersigned represents and warrants to the Corporation (which representations, warranties and covenants shall survive closing) that:

(a) it has not received or been provided with a prospectus, offering memorandum or similar document and the sale of the Units was not accompanied by any general solicitation to the public;

(b) it is purchasing the Units as principal for its own account for investment purposes and not with a view to resale; and

(c) it is resident in the State of Colorado and all communication to it in respect of this subscription has occurred in the State of Colorado.

GOVERNING LAW
-------------

          This agreement shall be governed by and construed in accordance with the laws of the State of Colorado. By acceptance of this subscription agreement, the undersigned irrevocably attorns to the jurisdiction of the courts of the State of Colorado.

          DATED the 27th day of February  , 1997.
                    ----        -----------    -

Number of Units purchased:     1,500,000
                               --------------------------------------

Total purchase price:          Cdn$6,300,000
                               --------------------------------------

Name and Address of Purchaser: Crown Resource Corp. of Colorado
                               --------------------------------------
                               (print full legal name of purchaser)

                               World Trade Centre
                               --------------------------------------
                               1675 Broadway, Suite 2400
                               --------------------------------------
                               Denver, Colorado
                               --------------------------------------
                               80202-4633 U.S.A.
                               --------------------------------------
                               (print address)

                               Crown Resource Corp. of Colorado
                               --------------------------------------

                               by: /s/ John A. Labate
                                   -----------------------------------------
                                   John A. Labate, Vice President, Secretary
                                   and Treasurer
                                   (signature/position)

          The above-mentioned subscription is hereby accepted by Solitario Resources Corporation.

          DATED the 27th day of February, 1997.
                    ----        --------


                   SOLITARIO RESOURCES CORPORATION

                   By: /s/ John A. Labate
                       ---------------------------------------------------------
                   Name:   John A. Labate
                   Title:  Vice President, Secretary and Chief Financial Officer

                    REGISTRATION AND DELIVERY INSTRUCTIONS

Solitario Resources Corporation
World Trade Centre
1675 Broadway, Suite 2400
Denver, Colorado
80202-4633 U.S.A.

Attention: Mr. John A. I-abate
------------------------------

Dear Sirs:

                  Re: Units of Solitario Resources Corporation
                  --------------------------------------------

1. REGISTRATION - registration of the certificates representing the Shares and Warrants comprising the Units which are to be delivered at closing should be in the following name and address:

Registration
------------

Crown Resource Corp. of Colorado
(NAME)

World Trade Centre
1675 Broadway, Suite 2400
Denver, Colorado
80202-4633 U.S.A.
(ADDRESS)


2.   Delivery - please deliver the Units to:

Crown Resource Corp. of Colorado
World Trade Centre
1675 Broadway, Suite 2400
Denver, Colorado 80202-4633 U.S.A.

Date: February 27, 1997     Crown Resource Corp. Of Colorado
      -----------------     --------------------------------
                            (print full legal name of purchaser)
                            ------------------------------------

                            By: /s/ John A. Labate
                            ------------------------------------
                                John A. Labate, Vice President,
                                 Secretary and Treasurer
                                 (signature/position)

                           THE TORONTO STOCK EXCHANGE

                PRIVATE PLACEMENT QUESTIONNAIRE AND UNDERTAKING

To be completed by each proposed private placement purchaser of listed securities or securities which are convertible into listed securities.



                                 QUESTIONNAIRE
                                 -------------

(I)  DESCRIPTION OF TRANSACTION

     (a)  Name of Issuer of the Securities - Solitario Resources Corporation

     (b)  Number and Class of Securities to be Purchased -

          1,500,000 Units. Each Unit is comprised of one share ("Share") of common stock of Solitario Resources Corporation and one share purchase warrant ("Warrant"). Each Warrant is exercisable into one Share until February 27, 1999 at a price of Cdn$4.83 per Share.

     (c)  Purchase Price - Cdn$6,300,000

(II) DETAILS OF PURCHASER

     (a)  Name of Purchaser          -   Crown Resource Corp. of Colorado

     (b)  Address                    -   World Trade Centre
                                         1675 Broadway, Suite 2400
                                         Denver, Colorado
                                         80202-4633 U.S.A.

     (c)  Names and addresses of persons having a greater than 10% beneficial
          interest in the purchaser  -   Crown Resources Corporation
                                         World Trade Centre
                                         1675 Broadway, Suite 2400
                                         Denver, Colorado
                                         80202-4633 U.S.A.

(iii)  RELATIONSHIP TO ISSUER

       (a) Is the purchaser, or any person named in response to 2(c) above, an insider of the issuer for the purposes of the Ontario Securities Act (before giving effect to this private placement)? If so, state the capacity in which the purchaser qualifies as an insider.

             - Yes. Crown Resource Corp. of Colorado holds 50% of the issued and outstanding Shares of the issuer.

       (b) If the answer to (a) is "no", are the purchaser and the issuer controlled by the same person or company? If so, give details

             -------------------------------------------------------------------

             -------------------------------------------------------------------

(iv)   DEALINGS OF PURCHASER IN SECURITIES OF THE ISSUER

       Give details of all trading by the purchaser, as principal, in the securities of the issuer (other than debt securities which are not convertible into equity securities), directly or indirectly, within the sixty (60) days preceding the date hereof

             -     1.500.000 Shares were sold on the floor of The Toronto Stock
                   ------------------------------------------------------------
                   Exchange on February 5, 1997 at a price of Cdn$4.20 per
                   ------------------------------------------------------------
                   Share.
                   -----

                                  UNDERTAKING
                                  -----------

TO:     The Toronto Stock Exchange

        The undersigned has subscribed for and agreed to purchase, as principal, the securities described in Item 1 of the Private Placement Questionnaire and Undertaking.

        The undersigned undertakes not to sell or otherwise dispose of any of the said securities so purchased or any securities derived therefrom for the lesser of:

   1) a period of six months from the date of closing of the transaction herein or for such period as is prescribed by applicable securities legislation, whichever is longer; and

   2) a period ending on the date that a receipt for a final prospectus relating to the said securities or any securities derived therefrom has been issued by the Ontario Securities Commission;

without the prior consent of The Toronto Stock Exchange and any other regulatory body having jurisdiction.

        DATED at Denver, this 27th day of February, 1997.


                                 Crown Resource Corp. of Colorado
                                 ---------------------------------------
                                 (Name of Purchaser - Please Print)



                                 /s/ John A. Labate
                                 ---------------------------------------
                                 (Authorized Signature)

                                 Vice President, Secretary and Treasurer
                                 ---------------------------------------
                                 (Official Capacity - Please Print)


                                 John A. Labate
                                 ---------------------------------------
                                 (please print here name of individual whose signature appears above, if different from name of purchaser printed above)

                                  SCHEDULE "A"

                        SOLITARIO RESOURCES CORPORATION

                                   TERM SHEET
                                   ----------


SECURITIES OFFERED:   -   1,500,000 Units. Each Unit is comprised of one Share
                          and one Warrant.

PRICE:                -   Cdn$4.20 per Unit.

WARRANTS:             -   Each Warrant is exercisable into one Share until
                          February 27, 1999 at a price of Cdn$4.83 per Share.

CLOSING DATE:         -   The closing will take place on February 27, 1997 at
                          9:00 a.m. (Denver time).

         EXERCISABLE UNTIL 5:00 P.M. (DENVER TIME) ON FEBRUARY 27, 1999

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO HOLD PERIODS. SUCH SECURITIES MAY NOT BE TRADED IN CANADA UNTIL THE EXPIRY OF THE APPLICABLE HOLD PERIOD EXCEPT AS PERMITTED UNDER THE APPLICABLE SECURITIES LEGISLATION.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (TEE "U.S. SECURITIES ACT"). THE WARRANTS REPRESENTED BY THIS CERTIFICATE MAY NOT BE EXERCISED BY A U.S. PERSON OR PERSON WITHIN THE UNITED STATES (OR ON BEHALF OF ANY SUCH PERSON) UNLESS REGISTERED UNDER THE U.S. SECURITIES ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. TERMS USED HEREIN HAVE THE MEANING ASSIGNED TO THEM IN REGULATION S UNDER THE U.S. SECURITIES ACT.

                          WARRANTS TO PURCHASE SHARES
                                       OF
                        SOLITARIO RESOURCES CORPORATION
             (incorporated under the laws of the State of Colorado)

Certificate No. W-1                     Number of Warrants represented by this
                                         Certificate: 1,500,000

          THIS CERTIFIES THAT, for value received, CROWN RESOURCE CORP. OF COLORADO (the "HOLDER") is entitled, at any time prior to the Expiry Time, to purchase at the Exercise Price one Share in the capital of Solitario Resources Corporation (the "CORPORATION") for each whole Warrant evidenced hereby, on and subject to the terms and conditions set out below.

1.      Definitions
        -----------

        In this Warrant Certificate unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings:

   (a) "BUSINESS DAY" means any day other than a Saturday, Sunday, legal holiday or a day on which banking institutions are closed in Denver, Colorado;

   (b) "SHARES" means the shares of common stock in the capital of the Corporation as such shares are constituted on the date hereof, as the same may be reorganized, changed or reclassified pursuant to any of the events set out in Section 11;

   (c) "CORPORATION" means Solitario Resources Corporation, a corporation incorporated under the laws of the State of Colorado, and its successors and assigns;

   (d) "CURRENT MARKET PRICE" at any date, means the weighted average of the trading prices per Share at which the Shares have traded on The Toronto Stock Exchange for the 20 days ending 3 days prior to the effective date, or, if the Shares in respect of which a determination of current market price is being made are not listed thereon, on such stock exchange on which such shares are listed as may be selected for such purpose by the directors of the Corporation, or, if the Shares are not listed on any stock exchange, then on the over-the-counter market, for the 20 consecutive Trading Days ending 3 days prior to the effective date, or if such Shares are not traded for at least 20 consecutive Trading Days, the weighted average of the following prices established for each of the 20 consecutive Trading Days: (i) the average of the bid and ask prices for each day on which there was no trading, and (ii) the closing price of the Shares for each day that there was trading, or in the event that at any date the Shares are not listed on any exchange or on the over-the-counter market, the current market price shall be as determined by the directors of the Corporation acting reasonably and in good faith. Such weighted average trading price shall be determined when the Shares trade by dividing the aggregate of the sales prices of all such shares sold on the relevant exchange or market during the 20 consecutive Trading Days ending 3 days prior to the effective date by the total number of shares so sold;

(e) "EQUITY SHARES" means the Shares and any shares of any other class or series of the Corporation which may from time to time be authorized for issue if by their terms such shares confer on the holders hereof the right to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation beyond a fixed sum or a fixed sum plus accrued dividends;

(f) "EXERCISE PRICE" means $4.83 in lawful currency of Canada per Share, unless such price shall have been adjusted in accordance with the provisions of
     Section 11, in which case it shall mean the adjusted price in effect at such time;

(g)  "EXPIRY TIME" means 5:00 p.m., Denver, Colorado time, on February 27, 1999;

(h) "HOLDER" means the person specified on the face page of this Warrant Certificate;

(i) "PERSON" means an individual, corporation, partnership, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative or any group or combination thereof-;

(j) "SUBSCRIPTION FORM" means the form of subscription annexed hereto as Schedule "A";

(k) "TRADING DAY" means any day on which the Shares are listed and posted for trading on The Toronto Stock Exchange or, if not listed and posted for trading on such exchange, on a stock exchange or quotation system on which no cease trading or similar order is in effect with respect to the Shares;

(l) "WARRANT CERTIFICATE", "HEREIN", "HEREBY", "HEREOF" and similar expressions mean and refer to this certificate; and

(m) "WARRANTS" means the 1,500,000 Share purchase warrants, of the Corporation, having the attributes and issued pursuant to the terms and provisions set out hereunder.

2.   EXPIRY TIME
     -----------

     After the Expiry Time, all rights under any outstanding Warrants evidenced hereby, in respect of which the right of subscription and purchase herein provided for shall not have been exercised, shall wholly cease and terminate and such Warrants shall be void and of no value or effect.

3.   EXERCISE PROCEDURE
     ------------------

(a) The Holder may exercise its right of purchase hereunder by surrendering or delivering to the Corporation prior to the Expiry Time at its principal office (i) this Warrant Certificate together with the Subscription Form duly completed and executed by the Holder or its legal representative or attorney, duly appointed by an instrument in writing in form and manner satisfactory to the Corporation, and (ii) cash or a certified cheque, money order or bank draft payable to or to the order of the Corporation in lawful money of Canada in an amount equal to the Exercise Price multiplied by the number of Shares for which subscription is being made.

          (b) Any Warrant Certificate and cash, certified cheque, money order or bank draft referred to in the foregoing subsection 3(a) shall be deemed to be surrendered only upon delivery thereof to the Corporation at its principal office in the manner provided in
               Section 25.

4.        ENTITLEMENT TO CERTIFICATE
          --------------------------

          Upon delivery and payment pursuant to Section 3 hereof, the Corporation shall cause to be issued to the Holder the Shares subscribed for not exceeding those which such Holder is entitled to purchase pursuant to this Warrant Certificate and the Holder shall become a shareholder of the Corporation in respect of such shares with effect from the date of such delivery and payment, and shall be entitled to delivery of a certificate or certificates evidencing such shares. The Corporation shall cause such certificate or certificates to be mailed to the Holder at the address or addresses specified in the. Subscription Form within three Business Days of such delivery and payment.

5.        REGISTER OF WARRANTHOLDERS AND TRANSFERS OF WARRANTS
          ----------------------------------------------------

          The Corporation shall cause a register to be kept in which shall be entered the names and addresses of all holders of the Warrants and the number of Warrants held by them. No transfer of Warrants shall be valid unless made by the Holder or its administrators or other legal representatives or its attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation upon compliance with such reasonable requirements as the Corporation may prescribe, including compliance with all applicable securities legislation, and recorded on the register of holders of Warrants maintained by the Corporation. The transferee of a Warrant Certificate shall, after a form of transfer acceptable to the Corporation, such as the form in Schedule "B" hereto, is duly completed and the Warrant Certificate is deposited with the Corporation, and upon compliance with all other reasonable requirements of the Corporation or law, be entitled to have its name entered on the register as the owner of such Warrants, free from all equities or rights of set-off or counterclaim between the Corporation and the transferor or any previous holder of such Warrants, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. The Corporation may treat the registered holder of this or any substituted or changed Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

6.        PARTIAL EXERCISE AND EXCHANGES
          ------------------------------

          "The Holder may subscribe for and purchase a number of Shares less than the number it is entitled to purchase pursuant to this Warrant Certificate. In the event of any such subscription and purchase prior to the Expiry Time, the Holder shall also be entitled to receive, without charge, a new Warrant Certificate in respect of the balance of the Shares which it continues to be entitled to purchase pursuant to this certificate.

          This Wan-ant Certificate is also exchangeable from time to time, upon surrender hereof by the Holder, for new Warrant certificates of like tenor representing in the aggregate the same number of Wan-ants under the Wan-ant certificate so surrendered.

7.        NO FRACTIONAL SHARES
          --------------------

          Notwithstanding any adjustment provided for in Section 11 the Corporation shall not be required upon the exercise of any Warrants to issue fractional Shares in satisfaction of its obligations hereunder. Where a fractional Share, but for this Section 7, would have been issued upon the exercise of a Warrant, in lieu thereof there shall be paid to the Holder an amount (rounded to the nearest $0.01) equal to the product obtained by multiplying such fractional share interest by the Current Market Price at the date of due exercise of this Warrant Certificate in the manner provided in
Section 3, which payment shall be made within three Business Days of such delivery and payment.

8.        NOT A SHAREHOLDER
          -----------------

          Nothing in this certificate or in the holding of the Warrants evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Corporation.

9.        NO OBLIGATION TO PURCHASE
          -------------------------

          Nothing herein contained or done pursuant hereto shall obligate the Holder to purchase or pay for or the Corporation to issue any shares except those shares in respect of which the Holder shall have exercised its right to purchase in the manner provided hereunder.

10.       COVENANTS
          ---------

     (a) The Corporation covenants that (i) so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Shares to satisfy the right of purchase provided for herein should the Holder determine to exercise its rights in respect of all the Shares available for purchase and issuance under outstanding Warrants; (ii) all Shares which shall be issued upon the exercise of the right to purchase provided for herein, upon payment therefor of the amount at which such Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable Shares in the capital of the Corporation; (iii) it will keep its transfer registers open during normal business hours in the City of Denver; and (iv) it will use its reasonable best efforts to cause the Shares to remain listed and posted for trading on The Toronto Stock Exchange.

     (b)  The Corporation shall preserve and maintain its corporate existence.

11.       ADJUSTMENT TO EXERCISE PRICE
          ----------------------------

          The Exercise Price in effect at any time is subject to adjustment from time to time in the events and in the manner provided as follows:

(1)       If and whenever at any time after the date hereof the Corporation:

     (a) issues Shares or securities exchangeable for or convertible into Shares to all or substantially all the holders of the Shares as a stock dividend; or

     (b) makes a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares; or

     (c) subdivides or changes its outstanding Shares into a greater number of shares; or

     (d) consolidates or changes its outstanding Shares into a smaller number of shares;

(any of such events being called a "SHARE REORGANIZATION"), then the Exercise Price will be adjusted effective immediately after the effective date or record date for the happening of a Share Reorganization, as the case may be, at which the holders of Shares are determined for the purpose of the Share Reorganization by multiplying the Exercise Price in effect immediately prior to such effective date or record date by a fraction, the numerator of which is the number of Shares outstanding on such effective date or record date before giving effect to such Share Reorganization and the denominator of which is the number of Shares outstanding immediately after giving effect to such Share Reorganization (including, in the case where securities exchangeable for or convertible into Shares are distributed, the number of Shares that would have been outstanding had all such securities been exchanged for or converted into Shares on such effective date or record date).

(2) If and whenever at any time after the date hereof the Corporation fixes a record date for the issue of rights, options or warrants to the holders of all or substantially all of its outstanding Shares under which such holders are entitled to subscribe for or purchase Shares or securities exchangeable for or convertible into Shares, where

     (a) the right to subscribe for or purchase Shares, or the right to exchange securities for or convert securities into Shares, expires not more than 45 days after the date of such issue (the period from the record date to the date of expiry being herein in this Section 11 called the "RIGHTS PERIOD"), and

     (b) the cost per Share during the Rights Period (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) (in this Section 11 called the "PER SHARE COST") is less than 95% of the Current Market Price of the Shares on the record date,

(any of such events being called a "RIGHTS OFFERING"), then the Exercise Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Exercise Price in effect immediately prior to the end of the Rights Period by a fraction:

          (i)    the numerator of which is the aggregate of

                 A. the number of Shares outstanding as of the record date for the Rights Offering; and

                 B. a number determined by dividing the product of the Per Share Cost and:

                      (I) where the event giving rise to the application of this subsection 11(2) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

                      (II) where the event giving rise to the application of
                           this subsection 11(2) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the Current Market Price of the Shares as of the record date for the Rights Offering; and

          (ii) the denominator of which is

               A. in the case described in subparagraph 11(2)(i)(B)(I), the number of Shares outstanding, or

               B. in the case described in subparagraph 11(2)(i)(B)(II), the number of Shares that would be outstanding if all such securities exchangeable or convertible into Shares were exchanged or converted into Shares, as at the end of the Rights Period.

Any Shares owned by or held for the account of the Corporation or any subsidiary or affiliate (as defined in the Securities Act (Ontario)) of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

          If by the terms of the rights, options or warrants referred to in this
Section 11, there is more than one purchase, conversion or exchange price per Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of

          (i) the lowest purchase, conversion or exchange price per Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

          (ii) the average purchase, conversion or exchange price per Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

          To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 11 as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in this Section 11, the Exercise Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration and will be further readjusted in such manner upon expiration of any further such right.

          If the Holder has exercised this Warrant Certificate in accordance herewith during the period beginning after the record date for a Rights Offering and ending on the last day of the Rights Period therefor, the Holder will, in addition to the Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Shares equal to the result obtained when the difference, if any, between the Exercise Price in effect immediately prior to the end of such Rights Offering pursuant to this subsection is multiplied by the number of Shares received upon the exercise of this Warrant Certificate during such period, and the resulting product is divided by the Exercise Price as adjusted for such Rights Offering pursuant to this subsection; provided that the provisions of Section 7 will be applicable to any fractional interest in a Share to which such Holder might otherwise be entitled. Such additional Shares will be deemed to have been issued to the Holder immediately following the end of the Rights Period and a certificate for such additional Shares will be delivered to such Holder within ten Business Days following the end of the Rights Period.

(3) If and whenever at any time after the date hereof, the Corporation fixes a record date for the issue or the distribution to the holders of all or substantially all its Shares of

     (i)    shares of the Corporation of any class other than Shares,

     (ii) rights, options or Warrants to acquire shares or securities exchangeable for or convertible into shares or property or other assets of the Corporation,

     (iii)  evidence of indebtedness, or

     (iv)   any property or other assets

and if such issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any of such non-excluded events being called a "Special Distribution"), the Exercise Price will be adjusted effective immediately after such record date to a price determined by multiplying the Exercise Price in effect on such record date by a fraction:

     (i)    the numerator of which is:

            A. the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

            B. subject to the prior written consent of The Toronto Stock Exchange, the aggregate fair market value (as determined by action by the directors of the Corporation) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

     (ii) the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Corporation or any subsidiary or affiliate (as defined in the Securities Act (Ontario)) of the Corporation will be deemed not to be outstanding for the purpose of any such computation.

(4) If and whenever at any time after the date hereof there is a Share Reorganization, a Rights Offering, a Special Distribution, a reclassification of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than a Share Reorganization), or a consolidation, amalgamation or merger of the Corporation with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Shares or a change of the Shares into other shares), or a transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a "Capital Reorganization"), the Holder, upon exercising this Warrant Certificate after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which such Holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such Holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Holder had been the registered holder of the number of Shares to which such Holder was therefore entitled upon exercise of this Warrant Certificate. If determined appropriate by action of the directors of the Corporation, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 11 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 11 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise hereof. Subject to the prior written consent of The Toronto Stock Exchange, any such adjustment must be made by and set forth in an amendment to this Warrant Certificate approved by action by the directors of the Corporation and will for all purposes be conclusively deemed to be an appropriate adjustment.

(5) If at any time after the date hereof and prior the Expiry Time any adjustment in the Exercise Price shall occur as a result of:

     (a)  an event referred to in subsection 11(1);

     (b) the fixing by the Corporation of a record date for an event referred to in subsection 11(2); or

     (c) the fixing by the Corporation of a record date for an event referred to in subsection 11(3) if such event constitutes the issue or distribution to the holders of all or substantially all of its outstanding Shares of (A) Equity Shares, or (B) securities exchangeable for or convertible into Equity Shares at an exchange or conversion price per Equity Share less than the Current Market Price on such record date or (C) rights, options or warrants to acquire Equity Shares at an exercise, exchange or conversion price per Equity Share less than the Current Market Price on such record date, then the number of Shares purchaseable upon the subsequent exercise of this Warrant Certificate shall be simultaneously adjusted by multiplying the number of Shares purchaseable upon the exercise of this Warrant Certificate immediately prior to such adjustment by a fraction which shall be the reciprocal of the fraction employed in the adjustment of the Exercise Price. To the extent any adjustment in subscription rights occurs pursuant to this subsection 11(5) as a result of a distribution of exchangeable or convertible securities other than Equity Shares referred to in subsection 11(1) or as a result of the fixing by the Corporation of a record date for the distribution of rights, options or warrants referred to in subsection 11(2), the number of Shares purchaseable upon exercise of this Warrant Certificate shall be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the number of Shares actually issued and remaining issuable immediately after such expiration, and shall be further readjusted in such manner upon expiration of any further such right. To the extent that any adjustment in subscription rights occurs pursuant to this subsection 11(5) as a result of the fixing by the Corporation of a record date for the distribution of exchangeable or convertible securities other than Equity Shares or rights, options or warrants referred to in subsection 11(3), the number of Shares purchaseable upon exercise of this Warrant Certificate shall be readjusted immediately after the expiration of any relevant exchange, conversation or exercise right to the number which would be purchaseable pursuant to this subsection 11(5) if the fair market value of such securities or such rights, options or warrants had been determined for purposes of the adjustment pursuant to this subsection 11(5) on the basis of the number of Equity Shares issued and remaining issuable immediately after such expiration and shall be further readjusted in such manner upon expiration of any further such right.

12.  RULES REGARDING CALCULATION OF ADJUSTMENT OF EXERCISE PRICE
     -----------------------------------------------------------

(1) The adjustments provided for in Section 11 are cumulative and will, in the case of adjustments to the Exercise Price, be computed to the nearest one-tenth of one cent and will be made successively whenever an event referred to therein occurs, subject to the following subsections of this Section 12.

(2) No adjustment in the Exercise Price is required to be made unless such adjustment would result in a change of at least 1% in the prevailing Exercise Price; provided, however, that any adjustments which, except for the provisions of this subsection, would otherwise have been required to be made, will be carried forward and taken into account in any subsequent adjustments.

(3) No adjustment in the Exercise Price will be made in respect of any event described in Section 11, other than the events referred to in clauses 11(1)(c) and (d), if the Holder is entitled to participate in such event on the same terms, mutatis mutandis, as if the Holder had exercised this Warrant Certificate prior to or on the effective date or record date of such event, any such participation being subject to the prior written consent of The Toronto Stock Exchange.

(4) No adjustment in the Exercise Price will be made under Section 11 in respect of the issue from time to time of Shares issuable from time to time as dividends paid in the ordinary course to holders of Shares who exercise an option or election to receive substantially equivalent dividends in Shares in lieu of receiving a cash dividend, and any such issue will be deemed not to be a Share Reorganization.

(5) If at any time a dispute arises with respect to adjustments provided for in Section 11, such dispute will, subject to the prior written consent of The Toronto Stock Exchange, be conclusively determined by the directors of the Corporation, or a committee thereof, and any such determination, absent manifest error, will be binding upon the Corporation, the Holder and shareholders of the Corporation.

(6) In case the Corporation, after the date of issuance of this Warrant Certificate, takes any action affecting the Shares, other than an action described in Section 11, which in the opinion of the directors of the Corporation would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time by action by the directors of the Corporation but subject in all cases to any necessary regulatory approval including the prior written consent of The Toronto Stock Exchange. Failure of the taking of action by the directors of the Corporation so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Shares will be conclusive evidence that the board of directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

(7) If the Corporation sets a record date to determine the holders of the Shares for the purpose of entitling them to receive any dividend or distribution or sets a record date to take any other action and, thereafter and before the distribution to such shareholders of any such dividend or distribution or the taking of any other action, decides not to implement its plan to pay or deliver such dividend or distribution or take such other action, then no adjustment in the Exercise Price will be required by reason of the setting of such record date.

(8) In the absence of a resolution of the directors of the Corporation fixing a record date for a Special Distribution or Rights Offering, the Corporation will be deemed to have fixed as the record date therefor the date on which the Special Distribution or Rights Offering is effected.

(9) As a condition precedent to the taking of any action which would require any adjustment to this Warrant Certificate, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation shall have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all of the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof.

(10) The Corporation will from time to time, immediately after the occurrence of any event which requires an adjustment or readjustment as provided in Section 11, forthwith give notice to the Holder specifying the event requiring such adjustment or readjustment and the results thereof, including the resulting Exercise Price.

(11) The Corporation covenants to and in favour of the Holder that so long as this Warrant Certificate remains outstanding, it will give notice to the Holder of its intention to fix a record date for any event referred to in subsections 11(1), (2) or (3) (other than the subdivision or consolidation of the Shares) which may give rise to an adjustment in the Exercise Price and, in each case, such notice must specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation is only required to specify in such notice such particulars of such event as have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days prior to each such applicable record date or effective date.

(12) Any adjustment to the Exercise Price under the terms of this Warrant Certificate shall be subject to the prior approval of The Toronto Stock Exchange, if required.

13.  Consolidation and Amalgamation
     ------------------------------

(1) The Corporation shall not enter into any transaction whereby all or substantially all of its undertaking, property and assets would become the property of any other corporation (herein called a "SUCCESSOR CORPORATION") whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, disposition or otherwise, unless prior to or contemporaneously with the consummation of such transaction the Corporation and the successor corporation shall have executed such instruments and done such things as, in the opinion of counsel to the Corporation, are necessary or advisable to establish that upon the consummation of such transaction:

     (i) the successor corporation will have assumed all the covenants and obligations of the Corporation under this Warrant Certificate, and

     (ii) the Warrant Certificate will be a valid and binding obligation of the successor corporation entitling the Holder, as against the successor corporation, to all the rights of the Holder under this Warrant Certificate.

(2) Whenever the conditions of subsection 13(l) shall have been duly observed and performed the successor corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Warrant Certificate in the name of the Corporation or otherwise and any act or proceeding by any provision hereof required to be done or performed by any director or officer of the Corporation may be done and performed with like force and effect by the like directors or officers of the successor corporation.

14.  Representation and Warranty
     ---------------------------

     The Corporation hereby represents and warrants with and to the Holder that the Corporation is duly authorized and has the corporate and lawful power and authority to create and issue this Warrant Certificate and the Shares issuable upon the exercise hereof and perform its obligations hereunder, that a sufficient number of Shares issuable have been allotted and reserved for issuance upon the exercise hereof, and that this Warrant represents a valid, legal and binding obligation of the Corporation enforceable in accordance with its terms.

15.  If Share Transfer Books Closed
     ------------------------------

     The Corporation shall not be required to deliver certificates for Shares while the share transfer books of the Corporation are properly closed prior to any meeting of shareholders or for the payment of dividends or for any other purpose, and in the event of the surrender of any Warrant Certificate in accordance with the provisions hereof and the making of any subscription and payment for the Shares called for thereby during any such period, delivery of certificates for Shares may be postponed for not more than three Business Days after the date of the re-opening of said share transfer books. Any such postponement of delivery of certificates shall be without prejudice to the right of the Holder, if the Holder has surrendered the same and made payment during such period, to receive such certificates for the Shares called for after the share transfer books have been re-opened.

16.  Protection of Shareholders, Officers and Directors
     --------------------------------------------------

     Subject as herein provided, all or any of the rights conferred upon the Holder may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement herein contained or in any of the Warrants represented hereby shall be had against any shareholder, officer or director of the Corporation, either directly or through the Corporation, it being expressly agreed and declared that the obligations under the Warrants evidenced hereby are solely corporate obligations of the Corporation and that no personal liability whatever shall attach to or be incurred by the shareholders, officers or directors of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder, officer or director being hereby expressly waived as a condition of and as consideration for the issue of the Warrants evidenced hereby.

17.       Lost Certificate
          ----------------

          If the Warrant evidencing the Warrants issued hereby becomes stolen, lost, mutilated or destroyed, the Corporation may, on such terms as it may in its discretion impose, respectively issue and countersign a new warrant certificate of like denomination, tenor and date as the certificate so stolen, lost, mutilated or destroyed.

18.       Governing Law
          -------------

          This Warrant shall be governed by and construed in accordance with the laws of the State of Colorado and the federal laws of the United States applicable therein.

19.       Severability
          ------------

          If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect, in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

     (a) the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed; and

     (b) the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant Certificate in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant in any other jurisdiction.

20.       Headings
          --------

          The headings of the articles, sections, subsections and clauses of this Warrant Certificate have been inserted for convenience and reference only and do not define, limit, alter or enlarge the meaning of any provision of this Warrant Certificate.

21.       Numbering of Articles etc.
          --------------------------

          Unless otherwise stated, a reference herein to a numbered or lettered article, section, subsection, clause, subclause or schedule refers to the article, section, subsection, clause, subclause or schedule bearing that number or letter in this Warrant Certificate.

22.       Number and Gender
          -----------------

          Whenever used in this Warrant Certificate, words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender.

23.       Day Not a Business Day
          ----------------------

          In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.

24. Binding Effect
    --------------

    This Warrant Certificate and all of its provisions shall ensure to the benefit of the Holder and its (his) heirs, successors, administrators, personal representatives and permitted assigns and shall be binding upon the Corporation and its successors and permitted assigns.

25. Notice
    ------

    Any notice, document or communication required or permitted by this Warrant Certificate to be given by a party hereto shall be in writing and is sufficiently given if delivered personally, or if sent by prepaid registered mail or if transmitted by any form of recorded telecommunication tested prior to transmission, to such party addressed as follows:

    (a)  if to the Holder:

         CROWN RESOURCE CORP. OF COLORADO
         World Trade Centre
         1675 Broadway, Suite 2400
         Denver, Colorado
         80202-4633 U.S.A.

         Attention:     Mr. John A. Labate
                        Vice President, Secretary and Treasurer

         Telecopy No.:  (303) 534-1809
         Telephone No.: (303) 534-1030

    (b)  if to the Corporation:

         SOLITARIO RESOURCES CORPORATION
         World Trade Centre
         1675 Broadway, Suite 2400
         Denver, Colorado
         80202-4633 U.S.A.

         Attention:     John A. Labate
                        Vice President, Secretary and Chief Financial Officer

         Telecopy No.:  (303) 534-1809
         Telephone No.: (303) 534-1030

Notice so mailed shall be deemed to have been given on the third Business Day after deposit in a post office or public letter box. Neither party shall mail any notice, request or other communication hereunder during any period in which applicable postal workers are on strike or if such strike is imminent and may reasonably be anticipated to affect the normal delivery of mail. Notice transmitted by a form of recorded telecommunication or delivered personally shall be deemed given on the day of transmission or personal delivery, as the case may be, provided such day of transmission or personal delivery is a Business Day and if not shall be deemed given on the first Business Day next following. Any party may from time to time notify the other in the manner provided herein of any change of address which, thereafter, until change by like notice, shall be the address of such party for all purposes hereof.

26. Time of Essence
    ---------------

    Time shall be of the essence hereof.

    IN WITNESS WHEREOF the Corporation has caused this Warrant certificate to be signed by its duly authorized officer as of the 27th day of February, 1997.


                                 SOLITARIO RESOURCES CORPORATION

                                 Per /s/ John A. Labate
                                     ------------------
                                    John A. Labate
                                    Vice President, Secretary and
                                     Chief Financial Officer

                                  SCHEDULE "A"

                               SUBSCRIPTION FORM

TO:       SOLITARIO RESOURCES CORPORATION
          World Trade Centre
          1675 Broadway, Suite 2400
          Denver, Colorado
          80202-4633 U.S.A.

          The undersigned holder of the within Warrant certificate hereby
irrevocably subscribes for     Shares of SOLITARIO RESOURCES CORPORATION (the
"CORPORATION") pursuant to the within Warrant certificate at the Exercise Price per share specified in the said Warrant certificate and encloses herewith cash or a certified cheque, money order or bank draft payable to the order of the Corporation in payment of the subscription price therefor.

    The undersigned certifies as follows (check one):

[ ] The undersigned hereby certifies that at the time of exercise it is not within the United States (as defined in Regulation S under the United States Securities Act of 1933, as amended ("Regulation S")), and is not exercising any of the securities represented by this certificate on behalf of any person within the United States.

[ ] The undersigned is delivering a written opinion of U.S. counsel to the effect that the securities represented by this certificate and the securities to be delivered upon exercise hereof have been registered under the United States Securities Act of 1933, as amended, or are exempt from registration thereunder.

[ ] The undersigned is a person within the United States at the time of exercise and is a person referred to in Rule 902(i)(3) of Regulation S.

    DATED this     day of             , 199   .

                         NAME:
                                     -----------------------------------

                         SIGNATURE:

                                     -----------------------------------
                         ADDRESS:

                                     -----------------------------------

                                     -----------------------------------


[ ] Please check box if these Share certificates are to be delivered at the office where this Warrant certificate is surrendered, failing which the Share certificates will be mailed to the subscriber at the address set out above.

     If any Warrants represented by this certificate and then outstanding are not being exercised, a new Warrant certificate will be issued and delivered with the Share certificates.

                                  SCHEDULE "B"

                                FORM OF TRANSFER

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto (name) ____________________________________ (the "TRANSFEREE"),
of (residential address) _______________________________________________________
Warrants of Solitario Resources Corporation (the "CORPORATION") registered in the name of the undersigned on the records of the Corporation represented by the within certificate and irrevocably appoints ____________________________________ as the attorney of the undersigned to transfer the said securities on the books or register or transfer, with full power of substitution.

          DATED the      day of             , 199 .



_____________________________       ___________________________________________
Signature Guaranteed                (Signature of Warrantholder, to be the same
                                    as appears on the face of this Warrant
                                    Certificate)